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                                                                    EXHIBIT 99.1

Slide 1

Investor Presentation
January 2002

25 Years of Innovation

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 2

Safe Harbor Statement


The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "expects", "intends,"
"may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of existing and potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations, the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent and other factors as are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Graphic:  Colorado MEDtech, Inc. logo

Slide 3

Colorado MEDtech, Inc.

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Colorado MEDtech (CMED), founded in 1977, is the full-service OneSource
OutSource(TM)provider of advanced, complex medical outsourcing services and medical imaging components, products and services.

o        One-stop service
o        Faster time to market
o        Innovative technical solutions
o        Integrated development and manufacturing

Graphic: Photograph of TheraSense(TM) PDA-based glucose meter

Graphic:  Colorado MEDtech, Inc. logo

Slide 4

Our Mission and Vision

Mission

To be the world leader in high quality, advanced medical outsourcing services and medical imaging components and accessories.

Vision

We aspire to become our customers' competitive advantage and their first choice as the OneSource OutSource(TM) partner.

Graphic:  Photograph of Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic:  Colorado MEDtech, Inc. logo

Slide 5

Our Organizational Structure

Colorado MEDtech, Inc.

         Medical Outsourcing Services
                             Design, develop and manufacture medical products
                                   software development
                                   embedded software
                                   V & V
                                   medical device connectivity
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                     Medical Imaging Products and Services

          Imaging system design,                     Design, develop,
          develop and manufacture                    manufacture and
             power amplifiers                        distribute
             design and develop                      accessories for ultrasound
               custom software systems               imaging equipment

Graphic:  Colorado MEDtech, Inc. logo

Slide 6

Challenges

o        Unsolicited acquisition proposal
o        FDA Warning Letter
                  Released October 2001
o        Litigation
                  Wedel arbitration decided in favor of CMED November 2001
o        Cancellation of Hitachi manufacturing program
o        Implement new management team, change corporate culture

Graphic:  Photograph of CIVCO engineers in front of CAD workstation

Graphic:  Colorado MEDtech, Inc. logo

Slide 7

Goals We Set

Strengthen management team
Improve quality systems and infrastructure
Expand the business
Integrate business operations

Graphic: Drawing with the word "Goals" in center; arrows indicating each of the goals set as listed above

Graphic:  Colorado MEDtech, Inc. logo

Slide 8

Significant Accomplishments

Graphic:  Colorado MEDtech, Inc. logo

Graphic: Arrow backing photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.
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Slide 9

Accomplishments

Strengthened management team

o        Added new players to executive team in vital positions
o        Former, experienced executives rejoined CMED in expanded roles
o        Promoted from within to establish importance of key positions

Strongest and most experienced team

Graphic: Photograph of Second Look(TM) by CADx Medical Systems

Graphic:  Colorado MEDtech, Inc. logo

Slide 10

Accomplishments

Improved quality systems

o        Implemented comprehensive quality program
o        Hired experienced personnel
o        Achieved resolution of FDA warning letter

Graphic: Photograph of Link-iT(TM) medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter. Photo used by permission of Nellcor Puritan Bennett, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 11

Accomplishments

Focused business by integrating operations

o        Restructured manufacturing
         - savings of $2M
o        Divested non-core business
         - Sold CMED Catheter for $1.3M cash
o        Phased out 2 units
         - CMED Automation
         - BioMed Y2K
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Graphic: Photograph of TheraSense(TM) PDA-based glucose meter

Graphic:  Colorado MEDtech, Inc. logo

Slide 12

Accomplishments

Expanded the business

o    Introduced Link-iT(TM)
     - medical device connectivity technology
o    Allied with Red-M(TM)
     - provider of Bluetooth(TM) wireless connectivity solutions
o    Acquired imaging products line from ATL Ultrasound
     - strengthens our medical products segment

Introduced leading-edge technologies
Strengthened our intellectual property

Graphic: Photograph of Link-iT(TM) medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter. Photo used by permission of Nellcor Puritan Bennett, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 13

Why This is a Good Business

1.       Positioned in a long-term growth market
2.       Focused on attractive niche
3.       Customers include industry leaders
4.       Full service OneSource OutSource(TM)
5.       Strong financial position

Graphic:  Colorado MEDtech, Inc. logo

Slide 14

1. Positioned in Long-Term Growth Market

Electronics Manufacturing Services (EMS) Market ($B)
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Graph depicting estimated growth of the EMS market

1998 $90 billion
2001 $130 billion
2004 $260 billion

Graphic: arrow marked "CAGR 28%"

Worldwide estimates for 2001. Sources: Frost & Sullivan, Robert W. Baird & Co., Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 15

1. Positioned in Long-Term Growth Market

Medical Device Market in which Colorado MEDtech Operates ($B)

Graph depicting estimated growth of the medical device market

1998 $2.4
1999 $3.1
2000 $3.4
2001 $3.6
2002 $3.9
2003 $4.2
2004 $4.6

Graphic: arrow marked "CAGR 8.3%"

Worldwide estimates. Sources: Frost & Sullivan, Contract Manufacturing Market, Electronic Manufacturing Services, Medical Device Link, U.S. Business Reporter, Thomas Register, Electronic Business News, Hoovers Online, Business Services and Manufacturing Capabilities, Medical Device Technology, Medical Device Diagnostics

Graphic:  Colorado MEDtech, Inc. logo

Slide 16

1.   Factors Driving Market Growth
o    OEMs focusing on core competencies
o    Outsourcing offers:
     - reduced costs
     - improved time-to-market
     - reduced capital outlays

Graphic: "C" portion of Colorado MEDtech, Inc. logo above the word "GROWTH"

Graphic:  Colorado MEDtech, Inc. logo
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Slide 17

2. Focused on Attractive Niche

$3.6B medical device outsource market

Graphic: Sphere filled with photograph of an integrated power and control subsystem for high-field MRI, divided in half; top half marked with the words "High tech, value-added segment"; bottom half marked with the words "Low value segment"

Graphic: "C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Strongly positioned in advanced tech segment

Slide 18

3. Customers Include Industry Leaders

Graphic: logos for the following:
Johnson & Johnson
Gene Logic
Boston Scientific
Baxter
Medtronic
Siemens
Du Pont
Tyco
Becton Dickinson
Lilly
GE Medical Systems
Xanthon
Abbott Laboratories
"C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 19

4. Full Service Provider

o        OneSource OutSource(TM) Provider

o        Services
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o        Products
o        Components

Graphic: Montage image of clock face with multiple product images; center "C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 20

4. The OneSource OutSource(TM)

o        One-stop service
o        Faster time-to-market
o        Innovative technical solutions
o        Integrated development and manufacturing

Graphic: Montage image of clock face with multiple product images; center "C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 21

5. Strong Financial Position

o        Cash and short-term investments             $8.8M
o        Working capital                             $22.8M
o        Long-term debt                              Almost zero

We have the resources to grow

Numbers as of 9/30/01

Graphic:  Colorado MEDtech, Inc. logo

Slide 22

Growth Strategies

1.       Become the 1st choice supplier OneSource OutSource(TM)
2.       Provide world-class medical connectivity technology
3.       Expand imaging product portfolio
4.       Complementary acquisitions and alliances
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Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 23

FY 2002: Where are we today?
o    First Quarter:
     - Resolved FDA warning letter
     - Improving sales opportunities
o    Second Quarter:
     - Resolved CIVCO litigation
     - Reducing costs
o    Quarters Three and Four:
     Objectives
     - Improving sales opportunities
o    - Reducing costs
     - Consolidating into one facility

We believe our actions will return CMED to profitability

Graphic:  Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic:  Colorado MEDtech, Inc. logo

Slide 24

Why Colorado MEDtech?

We have a strong platform for growth:

o        People
o        Processes
o        Technology
o        Opportunity

Graphic: Photograph of Xanthon Xpression Analysis System(TM)

Graphic:  Colorado MEDtech, Inc. logo


Slide 25

Why Colorado MEDtech?
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o    Impressive customer base
     - leveraging relationships
o    Expanding capabilities in high potential areas
     - device connectivity and imaging
o    Solid business model
o    Strong balance sheet

We have a strong platform for growth

Graphic: Photograph of Second Look(TM) by CADx Medical Systems

Graphic:  Colorado MEDtech, Inc. logo